Trade and Other Receivables - Summary of Trade and Other Receivables (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Mar. 31, 2020
Disclosure Of Trade And Other Receivables [Abstract]
Trade and other receivables, net of provision	$ 19,403	$ 46,814
Due from employees	479	542
Security deposits, net of provision	5,900	8,152
Interest accrued on term deposits	1,549	557
Total	27,331	56,065
Non-current	2,154	2,658
Current	$ 25,177	$ 53,407